2. Loans (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Details
Cash collections applied to the principal of loans	$ 340,621,771	$ 332,703,123
Cash collections applied to the principal of loans, percentage of net receivbles	74.72%	75.56%
Financing Receivable, Recorded Investment, 90 Days Past Due and Still Accruing	$ 0	$ 0
Ratio of bankrupt accounts to total principal loan balances	2.37%	2.40%